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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



         DATE OF REPORT (Date of earliest event reported): July 19, 2004


                              EMERGING VISION, INC.
             (Exact name of registrant as specified in its charter)


        New York                     1-14128                     11-3096941
(State or other jurisdiction  (Commission File Number)         (IRS Employer
    of incorporation)                                        Identification No.)


                         100 Quentin Roosevelt Boulevard
                           Garden City, New York 11530
               (Address of principal executive offices) (Zip Code)

                                 (516) 390-2100
              (Registrant's telephone number, including area code)



                                 Not Applicable
          (Former name or former address, if changed since last report)






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Item 5. Other Events

     On July 19, 2004, Emerging Vision, Inc. (the "Registrant") issued a press release announcing that, based on preliminary voting information provided to Registrant by its independent inspectors of election, it appears that, having received approximately 56.6% of the votes cast for the contested election of directors at Registrant's 2004 Annual Meeting of Shareholders (the "Annual Meeting"), Registrant's nominees, Seymour G. Siegel, Alan Cohen and Harvey Ross have been elected to serve as Class I directors of Registrant, for a term of one year expiring in 2005, and Joel L. Gold, Robert Cohen and Christopher G. Payan have been elected to serve as Class II directors of Registrant, for a term of two years expiring in 2006. A copy of the press release, which is being incorporated herein by reference, is annexed hereto as Exhibit 99.1.



Exhibit No.       Document

99.1              Press Release, dated July 19, 2004, issued by Emerging
                  Vision, Inc.






                          [Signature on following page]







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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         EMERGING VISION, INC.


                                         By:   /s/ Christopher G. Payan
                                            -----------------------------
                                         Name:  Christopher G. Payan
                                         Title: Chief Executive Officer






Date:    July 20, 2004







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                                                                    Exhibit 99.1


                                                           FOR IMMEDIATE RELEASE


                           PRELIMINARY VOTING RESULTS
                SHOW SUPPORT OF EMERGING VISION, INC.'S NOMINEES


     GARDEN CITY, N.Y. - July 19, 2004 - Emerging  Vision,  Inc. ("EVI") (OTCBB:
ISEE.OB) announced today that, based on preliminary voting information provided to EVI by its independent inspectors of election, IVS Associates, Inc. ("IVS"), EVI's nominees received 36,013,976 (approximately 56.6%) of the votes cast for the contested election of directors at EVI's 2004 Annual Meeting of Shareholders (the "Annual Meeting"), held on July 14, 2004. There were 63,582,913
(approximately 90.3%) votes cast at the Annual Meeting out of a possible 70,422,217 outstanding voting shares.

     Accordingly, EVI is pleased to announce that it appears that Seymour G. Siegel, Alan Cohen and Harvey Ross have been elected to serve as Class I directors of EVI, for a term of one year expiring in 2005, and Joel L. Gold, Robert Cohen and Christopher G. Payan have been elected as Class II directors of EVI, for a term of two years expiring in 2006. The preliminary results are subject to challenge and review, and the actual official voting results could differ.

     Christopher Payan, EVI's Chief Executive Officer and one of its directors, stated "Although the results have not yet been officially certified by IVS, we are gratified by what appears, preliminarily, to be a strong endorsement of management's operating strategy and EVI's performance over the past 12 months. We are excited about the industry knowledge and expertise that Messrs. Siegel and Ross, our two new independent directors, bring to the Board, and we look forward to the opportunity to build on EVI's renewed growth and to continue to build value for all shareholders of EVI."

     Horizons Investors Corp. ("Horizons"), a wholly-owned company of Benito R. Fernandez (a director of EVI) and owner of 23,726,531 (approximately 33.7%) shares of EVI, initiated the proxy contest for the election of directors and nominated its own slate of five nominees (which included Mr. Fernandez). Based on the preliminary results, Horizons received 27,523,456 (approximately 43.3%) of the votes cast at the Annual Meeting.

     Horizons has been afforded an opportunity to review the proxy cards and ballots, which review EVI believes will take place within the next few days. Details of the official outcome will be provided in a subsequent press release.

About Emerging Vision

     Emerging Vision, Inc. operates one of the largest chains of retail optical stores, which includes one of the largest franchised optical chains in the United States, with approximately 166 franchised and Company-owned stores located in 19 states, the District of Columbia, Ontario, Canada and the U.S. Virgin Islands, principally operating under the names "Sterling Optical" and "Site for Sore Eyes".

     THIS STATEMENT MAY CONTAIN CERTAIN FORWARD-LOOKING STATEMENTS, WHICH MAY INVOLVE KNOWN AND UNKNOWN RISKS, UNCERTAINTIES, AND OTHER FACTORS NOT UNDER THE COMPANY'S CONTROL, WHICH MAY CAUSE ACTUAL RESULTS, PERFORMANCE AND ACHIEVEMENTS OF THE COMPANY TO BE MATERIALLY DIFFERENT FROM THE RESULTS, PERFORMANCE, OR EXPECTATIONS OF THE COMPANY. THESE FACTORS INCLUDE, BUT ARE NOT LIMITED TO, THOSE DETAILED IN THE COMPANY'S PERIODIC FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION.


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Contact:

Emerging Vision, Inc.
Christopher G. Payan
(516) 390-2134
chris.payan@sterlingoptical.com













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